UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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CAPSTONE COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

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Capstone Companies, Inc.
350 Jim Moran Boulevard, Suite 120, Deerfield Beach, Florida 33440
Telephone: (954) 570-8889

December 15, 2017

INFORMATION STATEMENT

SHAREHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING OF SHAREHOLDERS

Under Regulation 14C and Schedule 14C of the Securities Exchange Act of 1934, as amended

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

Dear Common Stock, $0.0001 par value, shareholders ("Shareholders"):

This notice and information statement (the "Information Statement") of Capstone Companies, Inc., a Florida corporation, (the "Company" or "we," "our" or "us") is filed with the Securities and Exchange Commission, and it will be available for all Shareholders of the Company to read on the Company's web site (www.capstonecompaniesinc.com), and it will be mailed on or about December 20, 2017, to the Shareholders of record, as of October 20, 2017 ("Record Date"), pursuant to Section 14(c) and rules and regulations of the Securities Exchange Act of 1934, as amended, ("Exchange Act"). This Information Statement is circulated to advise the Shareholders of corporate actions already approved and taken without a meeting by written consent of the Shareholders, who collectively hold a majority of the voting power of our Common Stock, $0.0001 par value per share, ("Common Stock").  The approved corporate actions are:

1. Election of the following five nominees of the Company management for election to the Board of Directors for the term commencing upon their election and assumption of office until the election and assumption of office by their successors at the 2018 annual meeting of Shareholders or other 2018 election of directors:

a. Stewart Wallach;
b. James G. McClinton;
c. Jeffrey Postal;
d. Jeffrey Guzy; and
e. Larry Sloven.

IMPORTANT NOTICE REGARDING THE AVAILABILITY: INFORMATON STATEMENT AND FORM 10-K FOR FISCAL YEAR END DECEMBER 31, 2016 ARE AVAILABLE AT www.capstonecomaniesinc.com.

2.   Ratification of the appointment of Mayer Hoffman McCann, P.C. as our public auditor for the fiscal year ending December 31, 2017.

SINCE THE REQUIRED MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE APPROVED THE ABOVE CORPORATE ACTIONS, WE ARE NOT SOLICITING YOUR VOTE OR YOUR PROXY WITH REGARD TO THE ABOVE CORPORATE ACTIONS.  YOU ARE URGED TO READ THE INFORMATION STATEMENT IN ITS ENTIRETY FOR A MORE DETAILED DESCRIPTION OF THE CORPORATE ACTIONS TAKEN.

This notice and the information statement are being furnished only to inform our Shareholders of the actions by written consent in accordance with the Florida Statutes, our bylaws and Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

Effectiveness of Corporate Actions.  In accordance with Section 14(c) of the Exchange Act and the underlying rules and regulations of the Commission, the corporate actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement will be mailed to Shareholders, which mailing date should be December 20, 2017.

Record Date.  Only Shareholders of record at the close of business on October 20, 2017, the "Record Date," are entitled to vote by written consent on, and notice of, the corporate actions disclosed in this Information Statement.

Shareholder Approval. The above corporate actions were approved on December 14, 2017, by written consents representing 23,537,894 shares of Common Stock, or 50.1% of the issued and outstanding shares of Common Stock eligible to vote on these corporate actions (based on 46,966,952 shares of Common Stock being issued and outstanding as of the Record Date).  As such, no shareholders meeting is required to approve the above corporate actions.

Dissenter's Rights. There are no dissenters' rights under Florida law for Shareholders who did not consent to the above corporate actions.

Voting Rights.  Holders of the Common Stock are entitled to one (1) vote per share on all matters presented for Shareholder approval.

Materials. In accordance with the rules and regulations of the Commission, a printed copy of this Information Statement to each Shareholder of record on October 20, 2017.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement Materials to the beneficial owners of the Common Stock and Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

FREQUENTLY ASKED QUESTIONS

Why am I receiving these materials? The Company is sending you this Information Statement to inform you of corporate actions approved by the Company Board of Directors and approved by the written consent of holders of the shares of Common Stock representing more than 50% of the issued and outstanding shares of the Common Stock. You do not need to take any actions in respect of the corporate actions, which consist of the matters set forth above.

Is this a Proxy Statement?  No. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

What vote is required to approve each proposed corporate action? Each of the proposed corporate actions requires the approval of Shareholders representing more than 50% of the issued and outstanding shares of Common Stock as of the Record Date.  Written consents representing 23,537,894 shares of Common Stock, or 50.1% of the issued and outstanding shares of Common Stock eligible to vote on or consent to these corporate actions were received by the Company and approved all of the matters to be approved. As such, no shareholders meeting is required to approve the above corporate actions. Section 607.0704 of Title XXXVI of Florida Statutes permits approval of corporate actions by written consent of shareholders.

What is the purpose of the proposals?  Under its by-laws and Florida laws, the Company has to periodically elect directors.

We also routinely seek Shareholder ratification of the appointment of a public auditor as part of our policy of seeking qualified and independent public auditors.

Why is there no Annual Meeting of Shareholders?  Fewer than 10 Shareholders have sufficient votes to approve or reject any of the proposed corporate actions by written consent.  Florida law allows the Company to approve these proposals by written consent.  As such, holding an annual or special meeting of shareholders, while has certain ancillary benefits, is not necessary to approve or reject the proposed corporate actions.  A written consent avoids the cost of holding a Shareholders' meeting, which cost is significant for a smaller reporting company like the Company.

Who is paying for the preparation and mailing of the Information Statement?  The cost of preparing and mailing the Information Statement will be borne by the Company. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the material to their principals, and the Company will, upon request, reimburse them for their expenses in so doing.  The Company estimates the cost of preparing and mailing the Information Statement to be $6,400.00.

What was the recommendation of the Board of Directors on each of the corporate actions?  THE BOARD OF DIRECTORS APPROVED AND RECOMMENDED SHAREHOLDER APPROVAL OF ALL CORPORATE ACTIONS.

What is being delivered to Shareholders (Householding)? Only one Information Statement is being delivered to multiple Shareholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a Shareholder at a shared address to which a single copy of the Information Statement was delivered. If multiple stockholders sharing an address have received one copy of the Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notifications to or call our principal executive offices. Additionally, if current Shareholders with a shared address wish to receive a separate copy of this Information Statement, or if the Shareholder received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to Shareholders at the shared address, notification of that request may also be made by mail, email, or telephone call to our principal executive offices as follows: Aimee G. Gaudet, Corporate Secretary, Capstone Companies, Inc., 350 Jim Moran Blvd., Suite 120, Deerfield Beach, Florida 33442, or by sending an email to her at aimee@capstonecompaniesinc.com, Telephone: (954) 252-3440, ext. 313.

In order to save mailing expenses, we incorporate by reference our Form 10-K Annual Report for the fiscal year ended December 31, 2016 and as filed with the U.S. Securities and Exchange Commission or "SEC" on March 27, 2017.  The Form 10-K Annual Report is available at the SEC website at http://www.sec.gov and our website at http://www.capstonecompaniesinc.com.

What do I need to do now? Nothing. These materials are provided to inform you and do not require or request you to do anything. WE ARE NOT ASKING YOU FOR A PROXY, AND WE ARE REQUESTING YOU NOT TO SEND US A PROXY.

CORPORATE ACTIONS

Item 1.                          Election of Directors

On October 4, 2017, the Company's Board of Directors nominated the five directors profiled below to stand for election to the Company's Board of Directors until their successors are elected and assume office in fiscal year 2018.  On December 14, 2017, the Company received sufficient written consents to elect the five nominees to the Company's Board of Directors.  23,537,894 shares of the Common Stock were voted "FOR" each of the nominees, which represents 50.1% of the issued and outstanding shares of Common Stock as of October 20, 2017.   No shares were voted "AGAINST" any of the nominees.

The profiles of the directors nominated by the Company's Board of Directors and elected by written consent are:

STEWART WALLACH, age 65,  is the Chief  Executive  Officer and President of the Company since April 23, 2007, a director of the Company  since September 22, 2006,  and the founder and Chief  Executive  Officer and Chairman of the Board of  Capstone  Industries, Inc., a wholly owned subsidiary and principal operating subsidiary of the Company,  since  September 20, 2006.  Mr. Wallach is an American entrepreneur and has founded and operated a number of successful businesses over his 35-year career. Over the past 15 years, Mr. Wallach has been focused on technology-based companies in addition to consumer product businesses, the field in which he has spent most of his career.  Prior to founding Capstone Industries, Inc.,  he sold  Systematic  Marketing,  Inc.,  which  designed, manufactured  and  marketed automotive  consumer products  to mass  markets,  to Sagaz  Industries,  Inc.,  a leader in these categories.  He served as President of Sagaz Industries, Inc. for 10 years before forming Capstone Industries, Inc. In 1998, Mr. Wallach co-founded Examsoft Worldwide, Inc. ("Examsoft"), which developed  and delivered  software  technology  solving security   challenges  of  laptop-based   examinations  for  major   educational institutions  and  state  bar  examiners. Mr. Wallach remained chairman of Examsoft until it was acquired in late 2009. Mr. Wallach has designed and patented a number of innovations over the span of his career and has been traveling to China establishing manufacturing and joint venture relationships since the early 1980s.

JAMES "GERRY" MCCLINTON, age 62.  Mr. McClinton was appointed as a director of the Company on February 5, 2008. He is currently the Chief Financial Officer and Chief Operating Officer of the Company and its Capstone Industries, Inc. subsidiary.  His prior work experience is: (a) President of Capstone Industries, Inc. (2005 -2007); (b) General Manager of Capstone Industries, Inc. (2000-2005); (c) Held senior officer positions with Sagaz Industries, Inc. (1990-2000); and (d) Chief Financial Officer, Firedoor Corporation, a national manufacturer of security and fire doors to the construction industry (1980-1990).  Mr. McClinton received a designation from The Royal Institute of Cost and Management Accountants ("I.C.M.A."), University of Northern Ireland, Belfast, United Kingdom.

DR. JEFFREY POSTAL, age 60, has served as a director of the Company since January of 2004. Dr. Postal presently is a businessman and entrepreneur in the Miami, Florida region. Dr. Postal owns, founded or funded numerous successful businesses over the last few years, including but not limited to: Sportacular Art, a company that was licensed by the National Football League, Major League Baseball and National Hockey League to design and manufacture sports memorabilia for retail distribution in the U.S; Co-Owner of Natures Sleep, LLC, a major distributor of Visco Memory Foam mattresses, both nationally and internationally; Dr. Postal is a Partner in Social Extract, LLC, a Social Media company offering consulting services to many major companies in the U.S.; Dr. Postal is the principal investor of Postal Capital Funding, LLC, a private investment fund whose mission is to find undervalued/under capitalized companies and extend funding to them in exchange for equity and/or capital consideration; and Dr. Postal is the founder of Datastream Card Services, a company that provides innovative billing solutions to companies conducting business on the internet.

JEFFREY GUZY, age 65, was appointed to the Company's Board of Directors on May 3, 2007.  Mr. Guzy has a MBA in Strategic Planning and Management from The Wharton School of the University of Pennsylvania; an M.S. in Systems Engineering from the University of Pennsylvania; a B.S. in Electrical Engineering from Penn State University and an Associate Degree in Theology from Georgetown University. He has served as an executive manager or consultant in international business development, sales or management in the telecommunications industry, specifically with IBM Corp., RCA Corp., Sprint International, Bell Atlantic Video Services, Loral Cyberstar and FaciliCom International. He serves on the Board of Directors of: Aprize Satellite, which provides global remote monitoring and control, and Leatt Corporation, a Nevada corporation and an SEC reporting company. Mr. Guzy is also an advisor to the MIT Enterprise Forum. Mr. Guzy currently serves as Chief Executive Officer and a Director of Central Oil & Gas Corporation of America, a Florida private corporation engaged in oil production in Alabama, and from time to time provides business development consulting services to companies as a consultant and acts a promoter of other companies.

LARRY SLOVEN, age 67.  Mr. Sloven was appointed as a director on May 3, 2007 and joined Capstone International Hong Kong in Q3 or 2012.  A U.S. Citizen, Mr. Sloven resided in Hong Kong for over 18 years.  He is a member of the American Chamber of Commerce in Hong Kong. He just finished a five-year term as a Director of the American Club in Hong Kong and chaired the Development Committee which was responsible for re-engineering five major multi-million dollar re-development projects for the premier club in Asia.

Mr. Sloven's company was a product development and purchasing agent for Capstone Companies, Inc., and was the purchasing agent for Dick's Sporting Goods, Inc. chain.  He also helped develop private label hardware and accessory line for now defunct Circuit City, Inc. and a camcorder and cellular phone battery line for Spectrum Brands, Inc.  (formerly, "Rayovac Corp."). In 1993, Mr. Sloven helped set up a joint venture factory producing cellular battery packs for AT&T along with the first cellular alkaline battery pack for Duracell.  He participated in the outsourcing of the production of the one-hour NMH-fast charger for the Duracell Corporation.  In the mid 1990's, he helped set up a joint venture with Rayovac Corp. and the largest alkaline consumer battery factory in China. Mr. Sloven also assisted in the outsourcing of video games for Atari, Inc., and arranging for Chinese manufacture of The Stanley Works' garage door motors and products.

Selection of Nominees Process: The process that the CNC follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the CNC relies on personal contacts of the committee members and other members of the Board of Directors, and will consider director candidates recommended by Shareholders, Company legal counsel, Company public auditors in accordance with the policy and procedures set forth above.  The Compensation and Nominating Committee has not used an independent search firm to identify nominees due the cost and probable success recruitment of a director.

In evaluating potential nominees, the CNC determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail above.  If such individual fulfills these criteria, the CNC will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

As a small reporting company, we experience difficulties in finding persons who will serve as directors, even with directors and officers liability insurance and an absence of litigious history.  That said, the criteria used by the Board of Directors in assessing nominees for the election to the Board of Directors are:

◾ Executive leadership experience;
◾ Financial industry knowledge;
◾ Operating experience as current or former executives;
◾ Accounting and financial expertise;
◾ Enterprise risk management experience;
◾ Public company board and corporate governance experience.

The following chart highlights by check mark each director nominee's specific skills, knowledge, and experience that the CNC and Board of Directors relied upon when determining whether to nominate the individual for election. A particular nominee may possess other valuable skills, knowledge or experience even though they are not indicated below.

Director/Nominee	Executive Leadership Experience	Financial Industry Knowledge	Accounting & Financial Expertise	Enterprise Risk Management	Public Company Board Experience
Stewart Wallach	x	x	x	x	x
James McClinton	x	x	x	x	x
Jeffrey Postal	x	x	x	x	x
Jeffrey Guzy	x	x	x	x	x
Larry Sloven	x	x	x	x	x

Director's Minimum Qualifications: The Compensation and Nominating Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors.  A candidate must also meet any qualification requirements set forth in Company Bylaws and in any board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the CNC will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

-contributions to the range of talent, skill and expertise appropriate for the Board of Directors;

-financial regulatory and business experience, knowledge of the operation of public companies and the ability to read and understand financial statements;

-familiarity with the Company's market;

-personal and professional integrity, honesty and reputation;

-the ability to represent the best interests of the shareholders of the Company and the best institution;

-the ability to devote sufficient time and energy to the performance of his or her duties and;

-independence under applicable SEC and other regulatory definitions.

The CNC will also consider any other factors it deems relevant.  With respect to nominating an existing director for re-election to the Board of Directors, the CNC will consider and review an existing director's Board of Directors and committee attendance and performance; length of Board of Directors service; experience, skills and contributions that the existing director brings to the Board of Directors; and independence.

Diversity. The Board of Directors does not have a formal policy with respect to board nominee diversity.  In recommending proposed nominees to the full Board of Directors, the CNC is charged with building and maintaining a board of directors that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  The CNC is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.  As a small reporting company, we experience difficulty in finding suitable director nominees who are willing to serve on the Company's Board of Directors.

Item 2.  Ratification of Mayer Hoffman & McCann, P.C. as public auditors

The Audit Committee of the Company's Board of Directors recommended appointment of Mayer Hoffman & McCann as public auditors for the fiscal year end as of December 31, 2017, on October 4, 2017, and the Board of Directors approved that appointment on October 4, 2017.

The appointment of Mayer Hoffman McCann P.C. as the public auditors of the Company for fiscal year 2017 was ratified by written consents of Shareholders as of December 14, 2017.  Mayer Hoffman & McCann, P.C. has been the public auditor of the Company since December 9, 2014.  There are no pending disputes between the Company and Mayer Hoffman & McCann, P.C.  Mayer Hoffman & McCann, P.C. is a national accounting firm.  The audit office of Mayer Hoffman & McCann, P.C. for the Company is located at 1675 N. Military Trail 5th Floor, Boca Raton, Florida 33486 (website: http://www.mhmcpa.com).

The following is a summary and description of fees for services for the fiscal years ended December 31, 2016.

Services	Fiscal Year 2016	Fiscal Year 2017 (as of August 1, 2017)
Audit Fees (1)	$92,500	$24,000
Audit Related Fees (2)	-	-
Total Audit and audited related fees (3)	$92,500	$24,000
Tax Fees (3)	$6,500	-
All other fees (4)	-	-
TOTAL FEES	$99,050	$24,000

Footnotes:
(1) Includes fees for professional services incurred in fiscal 2017 and fiscal 2016 in connection with (a) the audit of the Company's annual consolidated financial statements and its internal control over financial reporting; (b) reviews of the interim consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q; and (c) services related to statutory and regulatory filings or engagements.
(2) Includes fees that are reasonably related to the performance of the audit or review other than those included under "Audit fees." The services in this category relate primarily to technical consultations on audit and reporting requirements not arising during the course of the audit.
(3) Includes fees for tax compliance, tax advice, and tax planning services. These services include assistance regarding federal, state and international tax compliance, tax return review, tax audits, and miscellaneous consulting services.
(4) Includes fees for professional services other than the services reported above. These services include permissible business advisory and consulting services, translations of foreign financial statements, and subscriptions to an accounting regulatory database.

The Audit Committee has considered whether the provision of the non-audit services discussed above is compatible with maintaining the principal auditor's independence and believes such services are compatible with maintaining the auditor's independence.

Services: Audit/Taxes/SEC Related Fees.  The fees billed by Mayer Hoffman McCann, P.C. for professional services rendered in connection with the audit of our annual consolidated financial statements for 2016, the review of the consolidated financial statement included in our quarterly reports on Form 10-Q, the review of SEC filings and the review and consent for our other filings for 2016 were approximately $99,050.00.  Mayer Hoffman McCann, PC was not paid any fees for other services to the Company.

Pre-Approval of Non-Audit Services.  The Audit Committee has established a policy governing our use of Mayer Hoffman & McCann, P.C. for non-audit services. Under the policy, management may use Mayer Hoffman & McCann, P.C. for non-audit services that are permitted under the rules and regulations of the Commission, provided that management obtains the Audit Committee's prior written approval before such services are rendered.

VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Each share of Common Stock of the Company as of October 20, 2017, that are issued and outstanding enjoys one vote on all matters presented for their vote.  The table below sets forth, as of October 20, 2017, ("Record Date"), certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group.  There were 46,966,952 shares of Common Stock outstanding on the Record Date.

OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS
(October 20, 2017)

OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS
as of October 20, 2017

					ALL OPTION WARRANT SHARES
NAME, ADDRESS & TITLE	STOCK OWNERSHIP	PERCENTAGE OF STOCK OWNERSHIP	STOCK OWNERSHIP AFTER CONVERSION OF ALL OPTIONS & WARRANTS PLUS THOSE EXERCISEABLE WITHIN THE NEXT 60 DAYS	% OF STOCK OWNERSHIP AFTER CONVERSION OF ALL OPTIONS & WARRANTS PLUS THOSE EXERCISEABLE WITHIN THE NEXT 60 DAYS	VESTED	EXPIRED	NOT VESTED

Stewart Wallach, CEO, 350 Jim Moran Blvd, Suite 120, Deerfield Beach, FL 33442	9,841,255	20.9%	9,841,255	20.2%	0	1,633,204	0

Gerry McClinton, CFO, & Director, 350 Jim Moran Blvd, Suite 120, Deerfield Beach, FL 33442	33,663	0.1%	33,663	0.1%	0	2,150,000	0

Jeff Postal, Director, 350 Jim Moran Blvd, Suite 120, Deerfield Beach, FL 33442	9,485,415	20.2%	9,635,415	19.8%	0	0	100,000

Aimee C. Gaudet, Secretary, 350 Jim Moran Blvd, Suite 120, Deerfield Beach, FL 33442	0	0.0%	50,000	0.1%	40,000	0	10,000

Jeff Guzy, Director, 3130 19th Street North, Arlington, VA 22201	55,467	0.1%	555,467	1.1%	400,000	100,000	100,000

Larry Sloven, Director, 350 Jim Moran Blvd, Suite 120, Deerfield Beach, FL 33442	52,800	0.1%	52,800	0.1%	0	66,667	0

ALL OFFICERS & DIRECTORS AS A GROUP	19,468,600	41.4%	20,168,600	41.4%	440,000	3,949,871	210,000

MANAGEMENT – EXECUTIVE OFFICERS

Executive Officers. The following sets forth certain information with respect to our current executive officers.

Name	Position	Age
Stewart Wallach	Chief Executive Officer and Chairman of the Board of Directors	65
James McClinton	Chief Financial Officer	62
Aimee Gaudet	Secretary	39

Our senior officers are responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board of Directors and other non-officer directors met quarterly on average with management to discuss strategy and the risks facing the Company.  Senior management, each member being also a director, attends the Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.  The Chairman of the Board of Directors and members of the Board of Directors work together to provide what is perceived as strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of directors.  Since most of the directors are located in the same area, informal meetings between directors and officers also occur to discuss business risk and appropriate responses.

Sarbanes Oxley Act of 2002 Compliance.  Jeffrey Postal, a Company director, is responsible for Sarbanes Oxley Act of 2002 compliance.

EXECUTIVE COMPENSATION

Set forth below is the approved compensation of each officer for fiscal years 2017, 2016, 2015, 2014, 2013, 2012, 2011, and 2010.  Each of the officers served as a director of the Company in fiscal year 2016 and in 2017 to date, but they were not compensated for director service.

Name & Principal Position	Year	Salary $	Bonus $	Stock Awards $	Non-Equity Incentives $	All Others $	Total $
Stewart Wallach Chief Executive Officer (1,2,4,5)
2017		$327,396	$-	$-	$-	$-	$327,396
2016		$287,163	$100,000	$-	$-	$40,233	$427,396
2015		$287,163	$-	$-	$-	$-	$287,163
2014		$287,163	$-	$-	$-	$-	$287,163
2013		$287,163	$-	$-	$-	$-	$287,163
2012		$273,488	$-	$-	$-	$-	$273,488
2011		$180,000	$-	$-	$-	$-	$180,000
2010		$186,921	$-	$-	$-	$-	$186,921

Gerry McClinton Chief Financial Office (1,3,6,7)
2017		$191,442	$-	$-	$-	$-	$191,442
2016		$191,442	$20,000	$-	$-	$571	$212,013
2015		$191,442	$-	$-	$-	$-	$191,442
2014		$191,442	$-	$-	$-	$-	$191,442
2013		$191,442	$-	$-	$-	$-	$191,442
2012		$182,325	$-	$-	$-	$-	$182,325
2011		$146,250	$-	$-	$-	$-	$146,250
2010		$124,615	$-	$-	$-	$-	$124,615

Executive Compensation Philosophy, Strategy and Objectives.  The principal objectives of our senior officer compensation are to attract, motivate and retain the services of qualified officers who can lead the Company to achieve its business goals and enhance public shareholder value.  The Company's business goals are to achieve consistent profitability in operations and attain long-term profitability.  Our approach is based on the following compensation philosophies:

1.   Align Shareholder and Officer Interests: Besides a base salary sufficient to attract qualified personnel, we provide non-qualified, long term stock options to tie the interest to our officers with the interests of the Shareholders in a long-term profitability of the Company.

2.  Performance Bases Compensation: Our grant of options and stock are designed to reward and encourage officers to achieve Company goals in financial and business performance.

3.    Competitive Market.  We include determinations of compensation ranges and practices of employers in our areas of operation.

We have one Independent Director, being Jeffrey Guzy, and also professional advisors who check the compensation level of other microcap companies in consumer goods from time to time to ensure that our compensation levels are within a reasonable.  In 2016, we did benchmark compensation. Previously, compensation was last benchmarked in 2014.  The Independent Director and outside legal counsel reviewed compensation of executives at several peer companies holding equivalent positions or having similar responsibilities as our senior officers.  The peer companies utilized in the 2016 analysis were engaged in some segment of consumer goods and were microcap companies, some having less or greater resources and operating income than our company.

The companies used for the 2016 benchmark were:

- ExeLED Holdings, Inc.

- Cyalume Technologies Holdings, Inc.

- Evolucia, Inc.

- Leatt Corp.

 - SQL Technologies Corp.

We use peer group and available survey data to analyze our executive compensation (overall, base salary, annual bonus and long-term incentives) relative to the 50th percentile, or median, of the benchmark data.  While we use the data to ensure competitiveness and reasonableness, we do not rely solely or primarily on benchmarking in establishing executive compensation levels.  Variations in the actual compensation we set may be based on achievement of short-term and long-term goals, the competitive environment, talent and level or responsibility of each senior officer.

Role of the Compensation and Nominating Committee. The Compensation and Nominating Committee or "CNC" operates independently of management and currently consists of the sole Independent Director, Jeffrey Guzy, who is independent under applicable SEC standards and is an "Outside Director" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and Dr. Jeffrey Postal.  The CNC receives recommendations from our Chief Executive Officer regarding the compensation of the senior officers (other than the Chief Executive Officer).

Neither Mr. Guzy nor Mr. Postal are deemed to be "employees" of the Company or its subsidiaries.

The CNC meets as often as it deems necessary, without the presence of any executive officer when approving compensation, except that the Company's Chief Financial Officer, at the discretion of the Compensation Committee, may be present during the approval of, or deliberations with respect to, other executive officer compensation. The CNC may delegate any authority granted to it to one or more subcommittees of the CNC, in its sole discretion.

The CNC is responsible for establishing and implementing our executive compensation plans as well as continually monitoring adherence to and effectiveness of those plans, including:

·            reviewing the structure and competitiveness of our executive compensation programs to attract and retain superior executive officers, motivate officers to achieve business goals and objectives, and align the interests of executive officers with the long-term interests of our shareholders;
·            reviewing and evaluating annually the performance of officers in light of Company goals and objectives and approving their compensation packages, including base salaries (if at issue or in consideration), long-term incentive and stock based compensation and perquisites;
·            monitoring the effectiveness of the Company's sole incentive stock option plan and approving annual financial targets for officers; and
·            determining whether to award incentive bonuses that qualify as "performance-based compensation" for executive officers whose compensation is covered by Code Section 162(m), the elements of such compensation, whether performance goals have been attained and, if appropriate, certifying in writing prior to payment of such compensation that the performance goals have been met.

REPORT OF THE CNC

The CNC has reviewed and discussed the foregoing compensation discussion and analysis required by Item 402(b) of Regulation S-K with our management and, based on such review and discussions, the CNC recommended to Board of Directors that the compensation discussion and analysis herein be included in this Information Statement.
CNC MEMBERS

Jeffrey Guzy
Jeffrey Postal

2005 Equity Plan. The 2005 Equity Plan ("Equity Plan") was unanimously approved by the Company's Board of Directors on April 11, 2005 and by the Majority Shareholder Action on April 22, 2005. Twenty Million shares of Common Stock are reserved for issuance under the Equity Plan.

The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Bonuses, Stock Appreciation Rights (SARs) and Restricted Stock Units. All capitalized terms are defined in the Equity Plan's appendix, which Equity Plan and appendix with definitions are attached as Exhibit 10.6 to the Form 10-K filed by CHDT Corp. (prior name of the Company) for the fiscal year ended December 31, 2007 and filed with the Commission on March 31, 2008.

Eligible Participants in the Equity Plan. Incentive stock options, which have certain tax advantages, or "ISOs" may be granted only to employees (including officers and directors who are also employees) of the Company or of a subsidiary. All other stock option, restricted stock grants and other stock-based awards under the Equity Plan ("Awards") may be granted to employees (including officers and directors who are also employees), directors and professional advisors, consultants of the Company or any subsidiary; provided that such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee of the Company's Board of Directors or its designee will from time to time determine and designate among the eligible persons who will be granted one or more Awards under the Equity Plan. A person may be granted more than one Award under the Equity Plan. However, no person will be eligible to receive more than 2,000,000 Shares issuable under Awards granted in any calendar year, other than new employees of the Company or of a Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), who are eligible to receive up to a maximum of 3,000,000 Shares issuable under Awards granted in the calendar year in which they commence their employment.

Role of Management. The Company believes that it is important to have our Chief Executive Officer's input in the design of compensation programs for his direct reports.  The Chief Executive Officer reviews his direct reports' compensation programs annually with the Committee, evaluating the adequacy relative to the marketplace, inflation, internal equity, external competitiveness, business and motivational challenges and opportunities facing the Company and its executives.  In particular, he considers base salary a critical component of compensation to remain competitive and retain his executives.  All final decisions regarding compensation for the Chief Executive Officer's direct reports listed in the Summary Compensation Table are made by the CNC.  The Chief Executive Officer does not make recommendations with regard to his own compensation.
Governance Structure. The Board of Directors believes that the interests of all Shareholders are best served at through a leadership model with the same person holding Chief Executive Officer and Chairman of the Board of Directors because that person has:  extensive experience in such roles; and possess an in-depth knowledge of the Company, its integrated operations, and the array of challenges to be faced, gained through years of combined experience in the industry. The Board of Director believes that these experiences and other insights put him in the best position to provide broad leadership for the Company and the Board of Directors, respectively, as they consider strategy and exercise fiduciary responsibilities to Shareholders, as the case may be.  The Company seeks to provide balance in the management by appointment of an experienced Chief Financial Officer who is also a director and the election of three outside directors who have extensive executive experience.
Role of the Compensation Consultant. While we may consult industry sources on compensation for executives, we have not engaged a consultant to analyze our compensation levels.  Outside legal counsel may assist the CNC with benchmarking and legal issues.

Executive Compensation Components.  For 2016, the principal components of compensation for each officer were:

- base salary;

- annual incentive;

- long-term incentive compensation (restricted stock awards); and

- perquisites and other benefits.

Our company endeavors to strike an appropriate balance between long-term and current cash compensation.  The current executives are key to the ability of the Company to conduct its business because of their individual experience and relationships in our current business line.  Their compensation reflects their individual value to the ability of the Company to conduct its current business.

Base Salary.  Base salary is considered a critical component of compensation at all levels. The appropriate establishment of this component relative to the marketplace is essential to enable us to attract and retain qualified individuals, which are important considerations in the current competitive industry market. Base salaries provide a stable source of income regardless of stock price performance so that our senior officers can focus on a variety of important business metrics in addition to our stock price.  The reliance on base salary is also necessitated by the relatively flat performance of our Common Stock in the market over the past two years. The annual salaries paid to Company senior officers are set based on the assessment of each executive's overall contribution to the achievement of our business objectives, respective responsibilities, longevity with the Company as well as comparisons to comparable positions in peer group companies as provided periodically by an external market study.

EMPLOYMENT AGREEMENTS

Stewart Wallach, Chief Executive Officer and President. The 2008 employment agreement provides for an annual salary of $225,000 with a minimum annual increase in base salary of 5%.  Mr. Wallach may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights. In 2015, Mr. Wallach was entitled to a base salary of $316,597, however he earned $287,163. In 2014, Mr. Wallach was entitled to a base salary of $301,521, however he earned $287,163. In 2013, Mr. Wallach was entitled and earned a base salary of $287,163. Mr. Wallach was entitled to and earned $273,488 in base salary for fiscal year 2012.  Mr. Wallach was entitled to a base salary of $260,465 for fiscal year 2011; however, his actual base salary in fiscal year 2011 was $180,000 because of a voluntary salary reduction for 2011.  Mr. Wallach was entitled to a base salary of $248,060 for fiscal year 2010; however, his actual base salary in fiscal year 2010 was $186,923 because of a voluntary salary reduction for 2010.

On March 1, 2013, the employment agreements which have a three-year term, have been amended for the second time, to extend the term for an additional 3 years (from February 5, 2013 until February 5, 2016).  These employment agreements can be extended by mutual consent of the parties for up to three (3) additional years.  Previously, on February 1, 2011, the employment agreements for Stewart Wallach and Gerry McClinton were extended to February 5, 2013, unanimously approved by the Board of Directors on February 1, 2011.

On February 5, 2016, the Company entered into a new Employment Agreement with Stewart Wallach, whereby Mr. Wallach will be paid $287,163 per annum in 2016.  As part of the agreement, the base salary will be reviewed annually by the CNC for a potential increase, to at least reflect increases in the cost of living, but only if the Company shows a net profit for the year. The initial term of this new agreement began February 5, 2016 and ends February 5, 2018. The parties may extend the employment period of this agreement by mutual consent with approval of the Company's Board of Directors, but the agreement may not exceed two years in length.

Gerry McClinton, Chief Operating Officer and Chief Financial Officer. The 2008 employment agreement provides for an annual salary of $150,000 with a minimum annual increase in base salary of 5%.  Mr. McClinton may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights. In 2014, Mr. McClinton was entitled to a base salary of $201,014 but earned $191,442. In 2013, Mr. McClinton was entitled to and earned a base salary of $191,442. In 2012, Mr. McClinton was entitled to and earned $182,326. Mr. McClinton was entitled to a base salary of $173,643 in fiscal year 2011; however, his actual base salary in fiscal year 2011 was $146,250 because of a voluntary salary reduction for 2011.  Mr. McClinton was entitled to a base salary of $165,375 in fiscal year 2010; however, his actual base salary in fiscal year 2010 was $124,615 because of a voluntary salary reduction for 2010.

On February 5, 2016, the Company entered into a new Employment Agreement with James McClinton, whereby Mr. McClinton will be paid $191,442 per annum.  As part of the agreement, the base salary will be reviewed annually by the CNC for a potential increase, to at least reflect increases in the cost of living, but only if the Company shows a net profit for the year. The initial term of this new agreement began February 5th, 2016 and ends February 5th, 2018. The parties may extend the employment period of this agreement by mutual consent with approval of the Company's Board of Directors, but the agreement may not exceed one year in length.

Common Provisions in both new Employment Agreements:  The following provisions are contained in each of the above employment agreements:

If the officer's employment is terminated by death or disability or without cause, the Company is obligated to pay to the officer's estate or the officer, as the case may be an amount equal to accrued and unpaid base salary as well as all accrued but unused vacation days through the date of termination. The Company will also pay sum payments equal to (a) the sum of twelve (12) months base salary at the rate the Executive was earning as of the date of termination and (b) the sum of "merit" based bonuses earned by the Executive during the prior calendar year of his termination.  Any payments owed by the Company shall be paid from a normal payroll account on a bi-weekly basis in accordance with the normal payroll policies of the Company. The amount owed by the Company to the Executive, from the effective Termination date, will be payout bi-weekly over the course of the year but at no time will be no more than twenty (26) installments. The Company will also continue to pay the Executive's health and dental insurance benefits for 12 months starting at the Executives date of termination.  If the Executive had family health coverage at the time of termination, the additional family premium obligation would remain theirs and will be reduced against the Executive's severance package. The employment agreements have an anti-competition provision for 18 months after the end of employment.

The above summary of the employment agreements is qualified by reference to the actual employment agreements, which are filed as exhibits to the Form 10-K by the Company for fiscal year ended December 31, 2016 (as filed by the Company with the Commission on March 27, 2017).

The following table summarizes option grants during the fiscal year ended December 31, 2016, to each of the executive officers named in the Summary Compensation Table herein.  There were no option grants to officers of the Company in the fiscal year ending December 31, 2016.

OUTSTANDING EQUITY AWARDS FOR YEAR END 2017 TABLE

NAME	Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
Stewart Wallach	0	NA	NA
Gerry McClinton	0	NA	NA

Policy regarding board attendance. Company directors are expected to attend all annual and special board meetings per Company policy.  An attendance rate of less than 75% over any 12-month period is grounds for removal from the Board of Directors.  In fiscal year 2016, all directors attended at least 75% of all board meetings.

Say-on-Pay. The Company provides its shareholders with the opportunity to cast an annual advisory vote, commonly known as a "say-on-pay" proposal, on the compensation of the executive officers named in the Summary Compensation Table of the annual proxy statement. Company's 2016 vote by written consent by Shareholders with voting power to approve or reject any corporate action approved Named Executive Officer or "NEO's" compensation by 53.4% of the votes cast. The CNC believes that this vote affirms that a majority of our shareholders support the Company's approach to executive compensation, and accordingly the CNC did not make substantial changes to the structure of the Company's executive compensation program in fiscal year 2016.

Directors in corporate governance. The Board of Directors is responsible for overseeing the Chief Executive Officer and other senior management in order to assure that such officers are competent and ethical in running the Company on a day-to-day basis and to assure that the long-term interests of the Shareholders are being served by such management.  The directors must take a pro-active focus and approach to their obligation in order to set and enforce standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics.

Code of Ethics. The Company has adopted a Code of Ethics, which is posted on the Company's Website at URL: http://www.capstonecompaniesinc.com.  The contents of the Company Website are not incorporated herein by reference and that Website URL provided in this Information Statement is intended to be an inactive textual reference only.

Audit Committee.  The Audit Committee was established in accordance with Securities Exchange Act of 1934. It is primarily responsible for overseeing the services performed by the Company's independent public auditors, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The members of the Audit Committee in fiscal year 2016 and in 2017 to date were Jeffrey Guzy and Jeffrey Postal. The Company believes that Mr. Guzy is an independent director and the sole independent director under applicable standards.

The Audit Committee operates under a charter that is posted on the Company website at URL: http://www.capstonecompaniesinc.com.

Director's Meetings.  The Board of Directors had seven official meetings in fiscal year 2016.  During fiscal year 2016 all of the directors attended 75% or more of all meetings of the Board of Directors, which were held during the period of time that such person served on the Board or such committee.

Board Leadership Structure and Board's Role in Risk Oversight.  The Company's Board of Directors endorses the view that one of its primary functions is to protect Shareholders' interests by providing independent oversight of management, including the Chief Executive Officer and Chief Operating Officer (who also holds the Chief Financial Officer position).  The Chief Financial Officer is allowed and encouraged to address the Board of Directors on any issues affecting the Company or its public shareholders.  The Company also allows outside counsel to participate in some of the board meetings in order to provide legal counsel and an outside perspective on corporate governance and risk issues.

Independent Directors. The Board of the Company is currently comprised of five directors, one of whom is an independent director under SEC rules.  The Company has sought unsuccessfully in 2016 to recruit additional qualified independent directors, especially for the Audit Committee.  Company will continue such recruitment efforts from time to time in 2017. Although we have director's and officers' liability insurance, and we believe such coverage is adequate, we also believe that our chronic losses and chronically low public stock market price discourages qualified candidates from serving as independent directors.  This is a problem commonly faced by micro-cap, "penny stock" companies like our company.

Risk Assessment. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success or survival. The Company faces a number of risks, including, without limit:  (1) persistent net losses in consecutive fiscal quarters and years, which losses require outside funding or financing through the sale of our securities or insider loans to the Company (all of which usually dilute our existing shareholders and discourage public investors in investing in our Common Stock); (2) chronically low public stock market price, which hinders our ability to fund and grow our business; (3) reliance on regional and national distributors and retailers to sell  our products in a highly competitive market filled with competitors who possess significantly greater resources and market share than our company; (4) low profit margin consumer goods business as  our primary business line; (5) customary operational risks; (6) lack of a strong brand name for our products in all markets; (7) reliance on key personnel and the lack of key man insurance that pays for replacements; (8) lack of primary markets and lack of institutional support for our publicly traded Common Stock; (9) low market price of our Common Stock hindering our ability to consummate or attract merger and acquisition candidates and customary "penny stock" risks; (10) lack of assets (other than accounts receivable) to attain commercially reasonable financing for operations; and (11) the risks faced by any consumer product company in today's challenging environment.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS. During the past ten years, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K, including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Public Market for Common Stock. The Company's Common Stock is quoted on The OTC Markets Group, Inc.'s QB Tier under the trading symbol "CAPC".  The Company's Common Stock commenced quotation on the QB Tier on August 22, 2016.  Prior to August 22, 2016, the Common Stock was quoted on The OTC Markets Group, Inc. Pink Tier under the "CAPC" trading symbol.

The Board of Directors of the Company approved a resolution at a December 21, 2016 board meeting authorizing the Company's management to prepare and file an application to quote the Company's Common Stock, $0.0001 par value, ("Common Stock") on The OTC Markets Group, Inc. QX Tier. The Company has not filed this application as of the date of this Report.

On May 24, 2016, the Company's Board and stockholders holding a majority of stockholder's votes approved a reverse split of common stock at a ratio of 15 old for 1 new. The Company effectuated the reverse split on Monday July 25, 2016 and the Company's shares of common stock began trading on a post reverse split basis on July 25, 2016. The par value of the Company's common stock and preferred stock was not adjusted as a result of the reverse split. All issued and outstanding common stock, options for common stock, warrants and per share amounts have been retroactively adjusted to reflect this reverse stock split for all periods presented.

As of December 31, 2016, there were approximately 1,230 holders of record (excluding OBO/Street Name accounts) of our Common Stock and 48,132,664 outstanding shares of the Common Stock.  We have not previously declared or paid any dividends on our Common Stock and do not anticipate declaring any dividends on our Common Stock in the foreseeable future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Exchange Act requires the Company's executive  officers and  directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of securities  ownership and changes in such  ownership with the SEC.  Executive officers, directors and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of the copies of such forms furnished to the Company or other written representations, the Company believes that all of Section 16(a) filing requirements were met during fiscal year 2016 by the Company's directors and officers.

Insider Trading Policy.  Company maintains an Insider Trading Policy that prohibits our directors, officers and employees from purchasing or selling Common Stock or other securities while being aware of material, non-public information about the Company. It also prohibits the disclosure of such information to others who may trade in securities of the Company. Our Insider Trading Policy also prohibits our directors, officers and employees from engaging in hedging activities or other short-term or speculative transactions in the Company's securities such as short sales, puts, calls or any similar transaction involving the Company's securities.

Consideration of Recommendation by Shareholders: It is the policy of the CNC of the Board of Directors of the Company to consider director candidates recommended by Shareholders who appear to be qualified to serve on the Company's Board of Directors.  The CNC may choose not to consider an unsolicited recommendation if no vacancy exists in the Board of Directors and the CNC does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the CNC's resources, the CNC will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholder Proposal Procedures. To submit a recommendation of a director candidate to the CNC, care of the Corporate Secretary, at the main office of the Company (as listed on the first page of this Information Statement):

1. The name of the person recommended as Director candidate;

2.  All information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors pursuant to Regulation 14A/Regulation 14C under the Exchange Act;

3.  The written consent of the person being recommended as a Director candidate to being named in the Information Statement as a nominee and to serving as a Director if elected;

4.  The name and address of the Shareholder making the recommendation, as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's Common Stock, the Shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's Common Stock detailing his, her or its ownership of shares of Company's Common Stock; and

5.  A statement disclosing whether such Shareholder is acting with or on behalf of any other person and, if applicable identify of such person.

In order for a director candidate to be considered for nomination at the Company's annual meeting of Shareholders', when and if one is held, or to be considered prior to a written consent vote on director nominees, the recommendation must be received by the CNC by December 31st for an annual meeting or written consent in the following year.

OTHER MATTERS

No director of the Company has informed the Company in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.

Stockholder Communications to the Board.  Shareholders who are interested in communicating directly with members of the Board of Directors, or the Board of Directors as a group, may do so by writing directly to the individual Board member or to the Board of Directors at:  Capstone Companies, Inc., 350 Jim Moran Blvd., Suite 120, Deerfield Beach, Florida 33442, Attn: Aimee Gaudet, Secretary. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board of Directors. The Company's Secretary will review all communications before forwarding them to the appropriate Board member.

Recent Private Placement of Securities.  None.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

During fiscal year 2016, there were no transactions that were deemed to be related person transactions and none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our corporation;
2. any proposed nominee for election as a director of our corporation; and
3. any associate of affiliate of any of the foregoing persons.

The Audit Committee, reviews and considers any related person transactions, within the meaning of Item 404(a) of Regulation S-K of the Commission, as well as any matters regarding the Company's outside directors, which the Audit Committee believes may present a conflict of interest or potentially impair the independence of one or more of the Company's outside directors. The Company does not have a formal related person transaction policy in writing. However, as part of its review of a related party transaction, the Audit Committee considers the following: the nature of the related party's interest in the transaction, the material terms of the transaction, including the amount involved and type of transaction, the importance of the transaction to the related party and to the Company, whether the transaction would impair the judgment of a director or executive officer to act in the Company's best interest, and any other matters the Audit Committee deems appropriate under the circumstances.
Member.  The Board has determined, based upon a review of Mr. Guzy's responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Guzy shall be designated as an "Audit Committee financial expert" within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Guzy has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication.

Role of Audit Committee. The Audit Committee assists the Board's oversight of the integrity of the Company's financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company's registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company's periodic financial reports. The Audit Committee also reviews and recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.
INCORPORATION BY REFERENCE

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that document or contract filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement. These include periodic reports, such as Annual Reports on Form 10K, Quarterly Reports on Form 10Q and Current Reports on Form 8K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be "filed" for purposes of the Securities Exchange Act of 1934). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8K, including the related exhibits, is not incorporated by reference into this Information Statement, unless otherwise stated in the Form 8K.

Any recipient of this Information Statement should rely only on information contained in or incorporated by reference in this Information Statement. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

Forward-Looking Statements.  This Information Statement and the related materials may contain certain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, as amended, that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, and financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," or "will," and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, unless required otherwise by applicable laws.

AVAILABLE INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company has filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a web site at www.sec.gov, which reports information statements and other information (including this Information Statement) regarding the Company. The Company's SEC filings can also be accessed through the Company's website at https://www.capstone companiesinc.com.  The Company will deliver at no charge and promptly upon written or oral request a separate hardcopy of the Form 10-K Annual Report for fiscal year ending December 31, 2016, and this Information Statement if such request is made to the Company at the address or phone number set forth on the first page of this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY

By Order of the Board of Directors,

By:   /s/James McClinton
James McClinton, Chief Financial Officer
December 15, 2017